UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

Prelude Therapeutics Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39527	81-1384762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Innovation Boulevard Wilmington, Delaware		19805
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 467-1280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On April 8, 2024 (the “Effective Date”), Prelude Therapeutics Incorporated (the “Company”) and Laurent Chardonnet, the Company’s Chief Financial Officer, agreed that he will no longer serve as the Company’s Chief Financial Officer, effective as of the Effective Date. The Company appreciates Mr. Chardonnet’s contributions and wishes him well in his future endeavors. On April 10, 2024, the Company and Mr. Chardonnet entered into a Consulting Agreement, pursuant to which Mr. Chardonnet will provide consulting services regarding matters relating to the Company’s finance function at an hourly rate of $500, as may be requested from time to time by the Company, until October 4, 2024 (the “Consulting Period”). During the Consulting Period, Mr. Chardonnet’s outstanding equity awards will continue to vest pursuant to the terms of the applicable equity award.

Consistent with his prior Executive Employment Agreement with the Company, dated November 5, 2021 (the “Executive Employment Agreement”) and the terms of the Separation Agreement and General Release between the Company and Mr. Chardonnet dated April 10, 2024 (the “Separation Agreement”), Mr. Chardonnet will receive total gross cash severance payments in an amount that represents nine months of Mr. Chardonnet’s base salary as in effect as of the Effective Date ($333,750), to be paid in monthly installments (the “Cash Severance Payment”). Under the Executive Employment Agreement, Mr. Chardonnet also is eligible for up to nine months of continued subsidized coverage under COBRA from the Effective Date (together with the Cash Severance Payment, the “Severance Benefits”). Under the terms of the Separation Agreement and General Release, Mr. Chardonnet shall be entitled to the Severance Benefits as long as he remains in compliance with the terms of the Separation Agreement and the Employee Proprietary Information, Restrictive Covenant and Invention Assignment Agreement that Mr. Chardonnet previously executed on November 23, 2021. The Severance Agreement also includes a general release of claims and certain restrictive covenants.

The foregoing descriptions of the Consulting Agreement, Executive Employment Agreement, and Separation Agreement are summaries only and are qualified in their entirety by reference to Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, in the case of the Consulting Agreement and Separation Agreement, respectively, and to the full text of the Executive Employment Agreement, which is filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and filed with the Securities and Exchange Commission on March 17, 2022.

Appointment of Interim Chief Financial Officer

Effective as of the Effective Date, the Board of Directors of the Company appointed Bryant D. Lim, the Company’s Chief Legal Officer and Corporate Secretary, as its interim Chief Financial Officer. Accordingly, Mr. Lim will serve as the Company’s principal financial officer and principal accounting officer for the Company, pending an ongoing search for a permanent Chief Financial Officer.

Mr. Lim, age 53, has served as the Company’s Chief Legal Officer and Corporate Secretary since February 2023 and will continue in those roles in addition to his new role. Prior to joining the Company, Mr. Lim served as Senior Vice President, General Counsel and Chief Business Officer at Aceragen Inc., a biotechnology company previously known as Idera Pharmaceuticals, from September 2018 to February 2023, where he instituted and oversaw all legal, corporate governance and business development activities. Prior to that role, Mr. Lim served as the Vice President of Legal and Global Chief Compliance Officer at Incyte Corporation (“Incyte”) from May 2014 to September 2018. Prior to Incyte, Mr. Lim held roles of increasing responsibility at ViroPharma Incorporated, Merck & Co., Inc. and Morgan, Lewis & Bockius LLP. Mr. Lim began his legal career as a law clerk for a federal judge. Mr. Lim currently serves on the board of directors for Life Sciences of Pennsylvania, the statewide biotechnology industry association, a role he has held since May 2019. Mr. Lim received a J.D. from Villanova University School of Law and a B.A. from the University of Rochester.

There are no arrangements between Mr. Lim and any other person pursuant to which he was selected to become the interim Chief Financial Officer of the Company. Mr. Lim does not have any family relationship with any executive officer or director of the Company, or with any person selected to become an officer or director of the Company. Neither Mr. Lim nor any member of his immediate family has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Lim, in his capacity as the Company’s Chief Legal Officer and Secretary, has executed an Employment Agreement, previously filed as Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission on February 15, 2024. The Company will file an amendment to this Current Report on Form 8-K if necessary to disclose any required information about Mr. Lim’s compensation arrangements in connection with his appointment to interim Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Consulting Agreement, dated April 10, 2024, by and between Prelude Therapeutics Incorporated and Laurent Chardonnet.

10.2	Separation Agreement and General Release, dated April 10, 2024, by and between Prelude Therapeutics Incorporated and Laurent Chardonnet.

104	Cover Page Interactive Data File - the cover page for this Current Report on Form 8-K is formatted in iXBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRELUDE THERAPEUTICS INCORPORATED

Date: April 10, 2024	By:	/s/ Krishna Vaddi
Krishna Vaddi, Ph. D.
Chief Executive Officer